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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


                         Date of Report: July 20, 2001
                         -----------------------------
                       (Date of earliest event reported)


                              GLOBAL SPORTS, INC.
                              -------------------
            (Exact name of registrant as specified in its charter)

          Delaware                     0-16611                   04-2958132
          --------                     -------                   ----------
(State or other jurisdiction     (Commission File No.)          IRS Employer
      of incorporation)                                      Identification No.)



                 1075 First Avenue, King of Prussia, PA  19406
                 ---------------------------------------------
             (Address of principal executive offices and zip code)


                                (610) 265-3229
                                --------------
             (Registrant's telephone number, including area code)


         _____________________________________________________________
         (Former name or former address, if changed since last report)
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Item 5. Other Events

        On July 20, 2001, Global Sports, Inc., a Delaware corporation (the "Company"), Michael G. Rubin ("Rubin"), Chairman of the Board, President and Chief Executive Officer of the Company, and Interactive Technology Holdings, LLC, a Delaware limited liability company ("ITH"), entered into a Stock Purchase Agreement (the "Purchase Agreement") and related agreements for the sale of a total of 4,000,000 shares of the Company's common stock, par value $.01 per share ("Common Stock") at a purchase price of $10.00 per share for an aggregate purchase price of $40,000,000. Pursuant to the Purchase Agreement, on August 23, 2001, the Company sold 3,000,000 shares of the Common Stock to ITH and Rubin sold 1,000,000 shares of the Common Stock to ITH. The Company intends to use the proceeds from the sale of Common Stock to ITH for general corporate purposes.

        Additionally, in connection with the Purchase Agreement, the Company, ITH, SOFTBANK Capital Partners LP and SOFTBANK Capital Advisors Fund LP (together with SOFTBANK Capital Partners LP, "SOFTBANK") entered into a Letter Agreement, dated as of July 20, 2001, whereby SOFTBANK agreed, among other things, to reduce the number of directors of the Company that it has the contractual right to appoint from up to three to up to two, depending on the number of shares of the Company's Common Stock that it holds or has the right to acquire.

        Copies of the definitive agreements are attached as Exhibits 2.1, 99.1 and 99.2 and are incorporated herein by reference.

        This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and
Section 21E of the Securities Exchange Act of 1934, as amended. The forward-looking statements contained herein involve risks and uncertainties. Actual results and developments may differ materially from those described or incorporated by reference in this Report.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)     Exhibits

        Exhibit 2.1 Stock Purchase Agreement, dated as of July 20, 2001, by and among Global Sports, Inc., Michael G. Rubin and Interactive Technology Holdings, LLC.

        Exhibit 99.1 Letter Agreement, dated as of July 20, 2001, among Global Sports, Inc., Interactive Technology Holdings, LLC, SOFTBANK Capital Partners LP and SOFTBANK Capital Advisors Fund LP.

        Exhibit 99.2 Second Amendment to Second Amended and Restated Registration Rights Agreement, dated as of July 20, 2001, among Global Sports, Inc., SOFTBANK Capital Partners LP, SOFTBANK Capital Advisors Fund LP, Rustic Canyon Ventures, LP (f/k/a TMCT Ventures, LP) and Interactive Technology Holdings, LLC.
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    GLOBAL SPORTS, INC.



                                    By: /s/ Michael G. Rubin
                                    ______________________________________
                                    Name:   Michael G. Rubin
                                    Office: Chairman and
                                            Chief Executive Officer


Dated: August 23, 2001